LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

NOVEMBER 5, 2010

SUPPLEMENT TO PROSPECTUS OF

LEGG MASON LIFESTYLE ALLOCATION 100%

DATED MAY 31, 2010

AND SUPPLEMENT TO STATEMENT OF

ADDITIONAL INFORMATION OF

LEGG MASON LIFESTYLE ALLOCATION 100%

DATED MAY 31, 2010

AS SUPPLEMENTED JUNE 10, 2010

The Board of Trustees, on behalf of the fund, has approved a reorganization pursuant to which the fund’s assets will be acquired, and its liabilities will be assumed, by Legg Mason Lifestyle Allocation 85% (the “Acquiring Fund”), a series of the Trust, in exchange for shares of the Acquiring Fund. The Acquiring Fund’s Target Allocation is 85% in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed income securities. The fund’s Target Allocation is 100% in underlying equity funds, although there may be times when the fund’s portfolio managers choose to invest up to 10% in underlying fixed income funds. As a result, after the reorganization is effected, fund shareholders will have a higher exposure to the risks of fixed income securities. More information about fixed income securities risks may be found in the combined Prospectus for the Legg Mason Lifestyle Funds on pages 9-11. After the reorganization, the fund will be liquidated, and shares of the Acquiring Fund will be distributed to fund shareholders.

Under the reorganization, fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for federal income tax purposes will be recognized by fund shareholders as a result of the reorganization.

The reorganization is expected to be effected in April 2011. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described below and in the fund’s Prospectus.

Fund shareholders will not be asked to vote with respect to the reorganization. It is expected that in January 2011 fund shareholders will be sent an Information Statement containing important information about the Acquiring Fund, outlining the differences between the fund and the Acquiring Fund and describing the terms and conditions of the reorganization.

The fund’s Class FI, Class R, Class R1 and Class I shares are closed to purchases and incoming exchanges, effective immediately. The fund’s Class A, Class B and Class C shares will be closed to purchases and incoming exchanges effective on or about April 19, 2011, which is two days prior to the anticipated closing date of the reorganization.

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